                                                                   Exhibit 10.59

                            FULL SERVICE OFFICE LEASE

                                       FOR

                                LAKESHORE TOWERS



                                 By and Between

                  LAKESHORE TOWERS LIMITED PARTNERSHIP PHASE I,
                        a California limited partnership

                                    Landlord

                                       and

                    INFORMATION MANAGEMENT ASSOCIATES, INC.,
                            a Connecticut corporation

                                     Tenant

                                TABLE OF CONTENTS


Article                                                               Page
Number                                                                Number
----------------------------------------------------------------------------
1.       PROPERTY LEASED..................................................4

         A.       Premises................................................4
         B.       Common Areas............................................4

2.       TERM.............................................................4

         A.       Initial Term............................................4
         B.       Acceptance and Suitability..............................4

3.       RENT.............................................................5

         A.       Monthly Rental..........................................5
         B.       Monthly Rental Increases................................5
         C.       Consumer Price Index Increases..........................5
         D.       Additional Rental.......................................6

4.       REIMBURSEMENT OF COMMON EXPENSES.................................6

         A.       Definitions.............................................6
         B.       Reimbursement...........................................7
         C.       Rebate or Additional Charges............................8
         D.       Control of Common Areas.................................8

5.       TENANT'S TAXES...................................................8

6.       SERVICE AND UTILITIES............................................9

7.       ASSIGNMENT AND SUBLETTING.......................................10

8.       MAINTENANCE AND REPAIRS.........................................12

         A.       Landlord's Obligations.................................12
         B.       Tenant's Obligations...................................12
         C.       Landlord's Right to Make Repairs.......................12
         D.       Condition of Premises Upon Surrender...................13

9.       INSURANCE.......................................................13

         A.       Tenant.................................................13
         B.       Landlord...............................................14
         C.       Release of Claims......................................14

10.      INDEMNITY.......................................................15

11.      SECURITY DEPOSIT................................................15

12.      USE OF PREMISES.................................................15

         A.       Permitted Uses.........................................15
         B.       Compliance with Laws, Covenants and Requirements.......16
         C.       Landlord's Rules and Regulations.......................16
         D.       Hazardous Material.....................................16

13.      PARKING.........................................................17

14.      SIGNS...........................................................18

15.      ALTERATIONS, ADDITIONS AND TRADE FIXTURES.......................18

16.      MECHANIC'S LIENS................................................19


17.      DESTRUCTION
         A.       Insured Damages
         B.       Uninsured Damage
         C.       Abatement of Rent

18.      CONDEMNATION
         A.       Total or Partial Taking
         B.       Award
         C.       Abatement in Rent
         D.       Temporary Taking
         E.       Transfer of Landlord's Interest to Condemnor

19.      DEFAULT
         A.       Tenant's Default
         B.       Remedies

20.      ENTRY BY LANDLORD

21.      HOLDING OVER

22.      ATTORNEYS' FEES

23.      LATE PAYMENTS; INTEREST AND LATE CHARGES
         A.       Interest
         B.       Late Charges
         D.       No Waiver

24       MORTGAGE PROTECTION/SUBORDINATION
         A.       Subordination
         B.       Attornment

25.      TRANSFER OF LANDLORD'S INTEREST/ESTOPPEL
         CERTIFICATE/FINANCIAL STATEMENTS

         A.       Estoppel Certificate
         B.       Furnishing of Financial Statements
         C.       Liability of Transferee

26.      BROKER

27.      RELEASE OF PARTNERS OF LANDLORD

28.      NOTICES

29.      QUIET ENJOYMENT

31.      WAIVER OF JURY TRIAL

32.      LENDER'S APPROVAL

33.      NO PROFIT PARTICIPATIONS

34.      ERISA

35.      GENERAL
         A.       Paragraph Headings
         B.       Incorporation of Prior Agreements; Amendments


Article                                                                Page
Number                                                                 Number
------------------------------------------------------------------------------
         C. Waiver.......................................................29
         D. Short Form...................................................29
         E. Time of Essence..............................................29
         F. Examination of Lease.........................................29
         G. Severability.................................................29
         H. Surrender of Lease Not Merger................................29
         I. Corporate Authority..........................................29
         J. Partnership Authority........................................29

36.      EXECUTION.......................................................30


Exhibit "A" - Site Plan ................................................A-1
Exhibit "B" - Floor Plan of the Premises................................B-1
Exhibit "C" - Work Letter...............................................C-1
Exhibit "D" - Intentionally Deleted.....................................D-1
Exhibit "E" - First Amendment to Lease..................................E-1
Exhibit "F" - Project Rules and Regulations.............................F-1
Exhibit "G" - Parking Rules and Regulations.............................G-1
Exhibit "H" - Suite Entry Sign..........................................H-1
Exhibit "I" - Janitorial Specifications.................................I-1
Exhibit "J" - Subordination Agreement...................................J-1
Addendum to Lease

                            FULL SERVICE OFFICE LEASE

          This summary of the basic lease provisions (the "Basic Lease Provisions") of the attached Full Service Office Lease (the "Lease") is entered into by and between Landlord and Tenant this 4th day of November, 1994 for the purpose of convenience in discussing the terms and conditions of the Lease, and is hereby made a part of the Lease. In the event of any conflict, inconsistency or ambiguity between the Basic Lease Provisions and the attached Lease, the Basic Lease Provisions shall govern.


                             BASIC LEASE PROVISIONS

          1. "Landlord" means Lakeshore Towers Limited Partnership Phase I, a California limited partnership.

          2. "Tenant" means Information Management Associates, Inc., a Connecticut corporation.

          3. "Building" means the building in which the Premises are located, which Building consists of an eighteen (18) story office tower with a total of approximately three hundred seventy-eight thousand seven hundred eighty-one (378,781) rentable square feet.

          4. "Phase I" means the first of two (2) phases referred to collectively as Lakeshore Towers located at 18101 Von Karman Avenue, Irvine, California, containing the Building, together with related parking and on and off-site improvements located as shown on the site plan attached hereto as Exhibit "A".

          5. "Premises" means suite 1100 of the Building. The Premises consists of approximately twenty-one thousand eight hundred thirty-eight (21,838) rentable square feet (which may include a portion of the Common Areas of the Building) and approximately nineteen thousand two hundred thirty-four (19,234) usable square feet, as more particularly shown on Exhibit "B" attached hereto and incorporated herein by this reference.

          6. "Term" means sixty (60) months.

          7. "Target Commencement Date" means January 5, 1995.

          8. "Monthly Rental" means the amounts set forth below, subject to adjustments as set forth in Article "3. RENT":

                           Monthly Rental
                             Rate Per              Total Monthly
         Months             Square Foot               Rental
         ------            --------------          -------------
         1-24                  $1.60               $ 34,940.80

         25-30                 $1.55               $ 33,848.90

         31-60                 $1.65               $ 36,032.70

         Extension Term        $1.90               $ 41,492.20

         Option Term        Prevailing Market
                            Rental

          10. "Tenant's Proportionate Share" means six and sixty-nine thousandths percent (6.069%) calculated in accordance with Article "4.A.(5)."

          11. "Monthly Parking Charge" means the amounts set forth below per parking stall allocated to Tenant pursuant to Item "12." below:

                                                         Reserved                         Reserved
                           Non-Reserved              (non-designated)                   (designated)
Months                     (per stall)                 (per stall)                      (per stall)
------                     ------------              ----------------                   ------------
1-60                         $20.00                    $50.00                             $75.00

Extension Term             Market Rate                Market Rate                        Market Rate

Option Term                Market Rate                Market Rate                        Market Rate

          12. "Parking Spaces" means the actual number of parking spaces requested in writing by Tenant from time to time in an amount not to exceed 3.75 vehicle parking spaces per 1,000 usable square feet of the Premises, allocated to Tenant amongst the various categories listed above as requested by Tenant. Visitor parking is currently provided at rates of Seventy-Five Cents ($0.75) per one-half hour with a Six Dollar ($6.00) per day maximum. Visitor parking rates are subject to change without notice.

          13. "Base Year" means calendar year 1995.

          14. "Security Deposit" means Thirty-Three Thousand Eight Hundred Forty-Eight Dollars Ninety Cents ($33,848.90).

          15. "Permitted Use" means general office use, including without limitation, an electronic data processing center.

          16. "Broker" means Cushman Realty Corporation and Lee & Associates.

          17. "Guarantor" means None.

          18. "Landlord's Address for Notice" means Birtcher Lakeshore Towers Limited Partnership Phase I, Box A-1, Laguna Niguel, California 92677, Attn:
Property Management.

          19. "Tenant's Address for Notice" means 18101 Von Karman Avenue, Suite 1100, Irvine, California 92715, Attn: Office Manager, with a copy to LeBoeuf, Lamb, Greene & MacRae, City Place II, 185 Asylum Street, Hartford, Connecticut 06103, Attn: Thomas Fairfield, Esq.; provided, however, if the Premises shall be the Tenant's Address for Notice, then prior to the Lease Commencement Date, Tenant's Address for Notice shall be 1 Corporate Drive, Suite 414, Shelton, Connecticut 06484, Attn: Gary Martino.

          20. "Tenant Improvement Allowance" means Three Hundred Thousand Dollars ($300,000.00).

This Lease contains a total of ninety-one (91) pages, including all exhibits and any Addendum attached hereto, but excluding the table of contents and cover sheet.

"TENANT"                           "LANDLORD"

INFORMATION MANAGEMENT             LAKESHORE TOWERS LIMITED
ASSOCIATES, INC., a                PARTNERSHIP PHASE I, a California
Connecticut corporation            limited partnership

By:/s/ Gary R. Martino             By:  BIRTCHER LAKESHORE, LTD., a
   -------------------------            California limited partnership,
                                        General Partner
Its: CFO
    ------------------------            By:      BIRTCHER LAKESHORE
                                                 CORPORATION, a California
By:/s/ Albert R. Subbloie                        corporation, General Partner
   -------------------------

Its: PRESIDENT                                   By: [SIGNATURE APPEARS HERE]
    ------------------------                        -------------------------

                                                 Its:
                                                     ------------------------

                                                 By: [SIGNATURE APPEARS HERE]
                                                    -------------------------

                                                 Its:
                                                     ------------------------

                    [Signatures Continued on Following Page]

                                    By:      SKIPPER REALTY CORPORATION, a
                                             Delaware corporation, General
                                             Partner

                                             By: [SIGNATURE APPEARS HERE]
                                                -------------------------

                                             Its: VP
                                                 ------------------------

                                             By:
                                                -------------------------

                                             Its:
                                                 ------------------------

                            FULL SERVICE OFFICE LEASE



1.     PROPERTY LEASED

       A. Premises

          Upon and subject to the terms, covenants and conditions hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises.

       B. Common Areas

          Tenant shall have the right, for the benefit of Tenant and its employees, suppliers, shippers, customers and invitees, to the non-exclusive use of all of the Common Areas as hereinafter defined.

          SEE ADDENDUM TO LEASE


2.     TERM

       A. Initial Term

          The Term of the Lease shall be for the period shown in Item "6." of the Basic Lease Provisions, commencing on the date Landlord has (i) substantially completed all improvements required to be constructed by Landlord at the Premises pursuant to the "Work Letter" attached hereto as Exhibit "C" ("Substantial Completion") and (ii) delivered possession of the Premises to Tenant, or such earlier date as Tenant takes possession or commences use of the Premises for any purpose except as set forth in Section 2.D. set forth in the Addendum attached hereto (the "Lease Commencement Date"). The Target Commencement Date set forth in Item "7." of the Basic Lease Provisions is a date which Landlord has projected for occupancy, based upon its present estimates of construction schedules. Subject to "Force Majeure" (as that term is defined below), Tenant shall have the right to cancel this Lease in the event Landlord has not delivered the Premises to Tenant within Ninety (90) days after the Target Commencement Date, as such date may be modified by the provisions of the Work Letter, which right is exercisable by Tenant by delivering written notice to Landlord within five (5) business days following the expiration of said Ninety (90) day period. "Force Majeure" is hereby defined to mean any cause beyond the reasonable control of Landlord, including, but not limited to, strikes, acts of God, war, governmental laws and regulations or restrictions, including delays in the issuance of permits, inspections and approvals, shortages of labor or materials, or delays caused by acts of Tenant as more particularly set forth in paragraph "7." of the Work Letter. In the event permission is given to Tenant to enter or occupy all or a portion of the Premises prior to the Target Commencement Date, such occupancy shall be subject to all of the terms and conditions of this Lease. When the Lease Commencement Date has been determined, the parties shall execute an amendment to this Lease in the form of Exhibit "E" attached hereto and incorporated herein by this reference, stating the actual Lease Commencement Date and the date for the expiration of the Term (the "Expiration Date") and setting forth an acknowledgment by Tenant that Landlord has completed all improvements to the Premises in accordance with this Lease and to the satisfaction of Tenant, subject to the items listed in a punch list, if any, delivered to Landlord pursuant to paragraph "B." below.

       B. Acceptance and Suitability

          Following Landlord's Substantial Completion but prior to Tenant taking occupancy of the Premises, Tenant shall be provided with an opportunity to inspect the Premises and provide Landlord with a punch list which sets forth any corrective work to be performed by Landlord with respect to the improvements constructed by Landlord as set forth in the Work Letter; provided, however, that if within thirty (30) days after written notice to Landlord from Tenant, Landlord fails to complete the punch list and is not diligently pursuing those items on the punch list which reasonably require more than 30 days to complete the Tenant may proceed to take the required action in accordance with the provisions of Section 8A. of the Addendum to Lease. Except for those items set forth in any such punch list provided to Landlord at the time of Tenant's inspection of the Premises, Tenant agrees that by taking possession of the Premises it will conclusively be deemed to have inspected the Premises and found the Premises in satisfactory condition. Tenant acknowledges that neither Landlord, nor any agent, employee or servant of Landlord, has made any representation with respect to the Premises, or the Building, or with respect to the suitability of them to the conduct of Tenant's business, nor has Landlord agreed to undertake any modifications, alterations, or improvements of the Premises, or Building, except as specifically provided in this Lease.

SEE ADDENDUM TO LEASE


3.     RENT

       A. Monthly Rental

          Commencing on the Lease Commencement Date, Tenant shall pay to Landlord during the Term, the Monthly Rental in the amount set forth in Item "8." of the Basic Lease Provisions, which amount shall be payable by Tenant on or before the first day of each month, in advance, at the address specified for Landlord in Item "18." of the Basic Lease Provisions, or such other place as Landlord shall designate, without any prior demand therefor and without any abatement, deduction or setoff whatsoever. Tenant shall pay, upon the execution hereof, one (1) installment of Monthly Rental for the first full calendar month for which Monthly Rental shall be due hereunder. If the Lease Commencement Date should occur on a day other than the first day of a calendar month, or the Expiration Date should occur on a day other than the last day of a calendar month, then the rental for such fractional month shall be prorated on a daily basis based upon a thirty (30) day calendar month. As consideration for Tenant's performance of all of its obligations under the Lease, Landlord hereby conditionally excuses Tenant from the payment of Monthly Rental during the months designated as having no rent or reduced rent, if so specified in Item "8." of the Basic Lease Provisions, provided that Tenant shall pay all other charges under this Lease from and after the Lease Commencement Date and provided further that Tenant shall not be in material default in its obligations under this Lease. Should Tenant at any time during the Term be in material default under the Lease and not cure such default within the cure periods provided in the Lease, then the total sum of such Monthly Rental so conditionally excused shall become immediately due and payable by Tenant to Landlord. If at the date of expiration of the Term Tenant has not so defaulted, Landlord shall waive any payment of all such Monthly Rental so conditionally excused.

       B. Monthly Rental Increases

          Commencing on the dates set forth in Item "8." of the Basic Lease Provisions, the Monthly Rental payable by Tenant under this Article "3. RENT" shall be increased in the amounts as set forth in Item "8."

       D. Additional Rental

          Tenant shall pay, as additional rental, all sums which Tenant is required to pay to Landlord pursuant to this Lease in addition to Monthly Rental, whether or not the same be designated "additional rental."


4.     REIMBURSEMENT OF COMMON OPERATING COSTS

       A. Definitions

          (1) "Common Areas" means (i) all areas, space, equipment and services provided by Landlord within the Building or as a part of Phase I for the common or joint use and benefit of the tenants, their employees, agents, servants, suppliers, customers and other invitees, including, by way of illustration, but not limitation, retaining walls, fences, landscaped areas, parks, curbs, sidewalks, private roads, restrooms, stairways, elevators, lobbies, hallways, corridors, patios, service quarters, parking areas, and all other areas within the exterior of the Building or as shown on the site plan attached to this Lease as Exhibit "A" and (ii) all common areas as designated in that certain Declaration of Covenants, Conditions, and Restrictions and Reservation of Easements for the Lakeshore Towers, dated October 17, 1989, recorded October 23, 1989, as Instrument No. 89-569018 of the Official Records of Orange County, California (the "CC&R's").

          (2) "Taxes" shall mean any and all real property taxes, personal property taxes, improvement bonds, surcharges, service charges, fees, and other charges and assessments which are levied or assessed against Landlord or the Building and the land on which the Building is located relating to the Building and the land and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and the land on which the Building is located, including any increase in such taxes, whether resulting from a reassessment of the value of the land or the Building, or any portion thereof, or any other reason, imposed by any governmental authority. "Taxes" as defined above shall be interpreted in the broadest sense possible to include all amounts denominated as "taxes" as well as amounts levied or collected in addition to or in lieu of real property or personal property taxes including, but not be limited to, school fees, transportation corridor fees, city transportation fees, transportation management fees and costs, impact fees and impact abatement fees, license fees, commercial rental tax, or other tax upon Landlord's business of leasing the Building and other similar state, county or local fees. To the extent any such Taxes have been imposed prior to the Lease Commencement Date, Landlord may amortize such costs and interest thereon over a reasonable period of time and include such amortization as a Common Operating Cost. "Taxes" shall not include any federal or state income tax, or any franchise, capital stock, estate, inheritance, succession, transfer and excess profit taxes imposed upon Landlord.

          (3) "Common Operating Costs" shall mean the aggregate of all actual costs and expenses payable by Landlord in connection with the ownership, operation and maintenance of the Premises, Building, and Common Areas, including, but not limited to, (a) all assessments levied against the parcel of real property upon which the Building is located pursuant to the CC&R's; (b) the cost of landscaping, repaving, resurfacing, repairing, replacing, painting, lighting, cleaning, removing trash and similar items with respect to the Common Areas; (c) all Taxes; (d) the cost of insurance obtained by Landlord pursuant to Article "9. INSURANCE" below; (e) the cost of trash disposal service; (f) the cost of operating, repairing and maintaining fire and life safety systems, including, without limitation, sprinkler systems; (g) the cost of operating, repairing, and maintaining the elevator services; (h) the cost of janitorial services for the Building; (i) the cost of security and of monitoring services, if provided by Landlord, including, without limitation, any security, monitoring or control device used by Landlord in regulating the parking areas; (j) the cost of water, electricity, gas and any other utilities; (k) legal, accounting and consulting fees and expenses incurred in connection with the management and operation of the Building and Common Areas; (l) compensation (including employment taxes and fringe benefits) of all persons hired directly to provide services for the operation, maintenance and repair of the Building or Common Areas provided that to the extent such persons do not provide services exclusively for the Project, such persons' compensation shall be prorated based on a reasonable allocation of such persons' time amongst the Project and all other properties for which such persons provide services; (m) energy allocation, energy use surcharges, or environmental charges assessed by governmental or quasi-governmental authority; (n) municipal inspection fees or charges; (o) amortization of capital improvements which are either (i) required by law, or
(ii) are installed for the purpose of reducing Common Operating Costs over the period of such amortization provided that the amount amortized does not exceed the amount anticipated to be saved as a result of such capital improvements; (p) the cost and expense of implementing and administering any transportation management program; (q) any other costs or expenses incurred by Landlord in connection with the Common Areas which are not otherwise reimbursed directly by tenants; and (r) the amount charged by any management firm contracted by Landlord to provide any or all of the foregoing services in an amount consistent with the fees charged for first class management services for similar projects. The computation of Common Operating Costs shall be made in accordance with generally accepted accounting principles. If Tenant shall require additional services to be provided by Landlord beyond the scope of the services provided by Landlord for the common or joint benefit of all tenants, Tenant shall be required to pay Landlord a reasonable administrative fee for such additional services and such fee shall not be included in Common Operating Costs.

   4.  REIMBURSEMENT OF COMMON EXPENSES

       A. Definitions

          (3) (Continued). Notwithstanding anything to the contrary contained in this subsection "(3)", the term "Common Operating Costs" as used in this Lease shall not include any of the following:

              (1) Except as specifically permitted in this subsection "(3)", depreciation and amortization of any capital expenditures;

              (2) Ground lease rent;

              (3) Brokerage commissions and attorneys' fees incurred in connection with negotiations or disputes with present or prospective tenants of the Building;

              (4) Landlord's income, estate or inheritance taxes;

              (5) Cost of expensive fine art and any similar decorative art work and the insuring, repair or maintenance thereof;

              (6) Interest, principal, points and fees on debts or amortization in any mortgage or mortgages or any other debt instrument encumbering the Building;

              (7) Costs incurred with respect to the installation of tenant improvements made for other tenants in the Building;

              (8) Expenses for services for which Tenant or any other tenant in the Building separately reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

              (9) Salaries of Landlord's employees above the level of building manager;

              (10) Amounts paid for goods or services provided by companies owned or controlled by Landlord to the extent prices are in excess of the cost for such goods or services rendered by unaffiliated third parties on a competitive basis;

              (11) Advertising, promotional and/or marketing expenditures for the Building;

              (12) Voluntary dues to professional or civic organizations;

              (13) Except any management fee specifically permitted herein, property management fees and Landlord's general corporate and home office overhead costs;

              (14) Any operating expenses that are not generally charged to all tenants of the Building;

              (15) Penalties and late fees incurred as a result of (a) Landlord's failure to make payments when due or (b) violations by Landlord of any applicable laws, rules, ordinances or regulations;

              (16) Cost of repairs and other work occasioned by condemnation, fire, windstorm or other casualty for which Landlord receives reimbursement from condemnation or insurance proceeds;

              (17) Cost for repairs for which Landlord receives reimbursement from applicable warranties;

              (18) Electric power or other utility costs for which any tenant directly contracts with the local public service company;

              (19) Costs, penalties, fines, or awards and interest incurred as a result of Landlord's negligence in Landlord's operation of the Project, violations of law, negligence or inability or unwillingness to make payments and/or to file any income tax, other tax or informational returns when due;

              (20) Costs arising from Landlord's charitable or political contributions;

              (21) Costs incurred in removing and storing the property of former tenants or occupants of the Project;

              (22) The cost of correcting defects in the design, construction or equipping of the Project or in the Project equipment;

              (23) Reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties;

              (24) "Takeover" expenses, including, but not limited to, the expenses incurred by Landlord with respect to space located in another building of any kind or nature in connection with the leasing of space in the Building;

              (25) Costs incurred in connection violations of or upgrading the Project to comply with any governmental laws and regulations applicable to the Project, which were in effect as of the date of this Lease, including, but not limited to life, fire and safety codes, environmental and Hazardous Materials laws and federal, state or local laws or regulations relating to disabled access, including, but not limited to, the Americans With Disabilities Act; and

              (26) Any costs for which Landlord has been reimbursed or receives a credit, refund or discount, provided if Landlord receives the same in connection with any costs or expenditures previously included in Operating Expenses for a calendar year, Landlord shall immediately reimburse Tenant for any overpayment for any such previous calendar year in which Tenant was a tenant in the Building. This provision shall survive the expiration or earlier termination of the Lease; provided, that Tenant complies with all the material terms and provisions of the Lease during the Term and that the ownership of the Building has not changed since the expiration or earlier termination of the Lease.

          (4) "Base Operating Expense" means the actual amount of Common Operating Costs incurred by Landlord during the Base Year, expressed as an amount per rentable square foot per year and adjusted to reflect at least ninety-five percent (95%) occupancy of the total number of square feet of rentable floor area within the Building. Upon completion of construction of the anticipated second phase office building within Lakeshore Towers ("Phase II"), an appropriate reduction in the Base Operating Expense shall be made in order to take into account the sharing of certain costs between Phase I and Phase II.

          (5) "Tenant's Proportionate Share" means the percentage set forth in Item "10." of the Basic Lease Provisions, which percentage represents the quotient obtained by dividing: (a) ninety-five percent (95%) of the total number of square feet of rentable floor area within the Building as set forth in Item "3." of the Basic Lease Provisions into (b) the total number of square feet of rentable floor area within the Premises as set forth in Item "5." of the Basic Lease Provisions. In no event shall the amount of Common Operating Costs retained by Landlord from Tenants exceed the actual Common Operating Costs paid or incurred by Landlord.

          (6) "Excess Common Operating Costs" means the amount by which the Common Operating Costs paid or incurred by Landlord for a full calendar year (adjusted to reflect at least ninety-five percent (95%) occupancy of the rentable floor area of the Building) exceeds an amount equal to the product obtained by multiplying the Base Operating Expense by the total number of square feet of rentable floor area within the Building.

       B. Reimbursement

          Before the expiration of the Base Year and thereafter before the commencement of each calendar year during the Term, Landlord shall deliver to Tenant an estimate of the anticipated Excess Common Operating Costs for the forthcoming calendar year. Tenant shall pay to Landlord, as additional rental, commencing on the expiration of the Base Year and continuing on the first day of each calendar month thereafter, an amount equal to one-twelfth (1/12th) of the product obtained by multiplying the then estimated Excess Common Operating Costs for the year times Tenant's Proportionate Share. The estimated monthly charge for Tenant's Proportionate Share may be adjusted periodically by Landlord during the calendar year on the basis of Landlord's anticipated costs. Any major expenditure by Landlord during the year which was not included in determining the estimated Common Operating Costs, may be billed separately to Tenant according to Tenant's Proportionate Share of the Excess Common Operating Costs and shall be payable by Tenant within ten (10) days of receipt of said bill.

          C. Rebate or Additional Charges SEE ADDENDUM TO LEASE

          After the end of each calendar year, Landlord shall furnish to Tenant a statement showing the total Common Operating Costs and Tenant's Proportionate Share of the Excess Common Operating Costs for the calendar year just ended. If the amount of estimated Excess Common Operating Costs paid by Tenant for any year during the Term exceeds the actual Excess Common Operating Costs for such year, Landlord may choose either to credit such excess against the next installments of Tenant's Proportionate Share of Excess Common Operating Costs due from Tenant to Landlord hereunder or to refund such excess to Tenant. If the estimated Excess Common Operating Costs for such year are less than the actual Excess Common Operating Costs for such year, then Tenant shall pay to Landlord, within thirty (30) days of Tenant's receipt of Landlord's statement, as additional rent, Tenant's Proportionate Share of the amount by which the actual Excess Common Operating Costs exceeds the estimated Excess Common Operating Costs. In the event the Term of this Lease expires, or this Lease is otherwise terminated, Landlord shall compute the credit or deficiency up to the date the Lease expired or was terminated and any such credit or deficiency shall be paid by Landlord or Tenant, as the case may be, upon such expiration or earlier termination of the Lease.

          D. Control of Common Areas

          Landlord shall have the sole and exclusive control of the Common Areas, as well as the right to make changes to the Common Areas. Landlord's rights shall include, but not be limited to, the right to (a) restrain the use of the Common Areas by unauthorized persons, (b) utilize from time to time any portion of the Common Areas for promotional and related matters, (c) temporarily close any portion of the Common Areas for repairs, improvements or alterations, and (d) change the shape and size of the Common Areas or change the location of improvements within the Common Areas, including, without limitation, parking areas, roadways and curb cuts. Landlord may determine the nature, size and extent of the Common Areas as well as make changes to the Common Areas from time to time which, in its opinion, are deemed desirable.


5.        TENANT'S TAXES

          Tenant shall pay and be liable for any tax or fee (now or hereafter imposed by any governmental entity) applicable to or measured by or on the rents or any other charges payable by Tenant under this Lease, including, without limitation, any gross income tax, gross receipts tax or excise tax with respect to the receipt of such rent or other charges or the possession, leasing or operation, use or occupancy of the Premises, but not including any net income, franchise, capital stock, estate or inheritance taxes. If any such tax is paid to the governmental taxing entity directly by Landlord, Landlord shall, upon demand, be fully reimbursed by Tenant for such payment.

          Tenant shall also be liable for all taxes levied against the leasehold held by Tenant or against any personal property, additions, alterations and fixtures placed by or for Tenant in, on or about the Premises or any leasehold improvements which are constructed by Landlord for Tenant in the Premises and are over and above that which are generally provided by Landlord to other tenants in the Building; and if any such taxes are levied against Landlord or Landlord's property, or if the assessed value of the property is increased (whether by special assessment or otherwise) by the inclusion therein of value placed on such leasehold, personal property, leasehold improvements, additions, alterations and fixtures, and Landlord pays any such taxes (which Landlord shall have the right to do regardless of the validity thereof), Tenant, upon demand, shall fully reimburse Landlord for the taxes so paid by Landlord or for the proportion of such taxes resulting from such increase in any assessment.


6. SERVICE AND UTILITIES SEE ADDENDUM TO LEASE

          Landlord agrees to furnish to the Premises (a) water and electricity suitable for use of the Premises as general office space, which utilities shall be made available to the Premises twenty-four (24) hours per day, and (b) janitorial service. Landlord further agrees to furnish to the Premises between the hours of 8:00 A.M. and 6:00 P.M., Monday through Friday, and between the hours of 9:00 A.M. and 1:00 P.M. Saturdays (legal holidays excepted) (the "Scheduled Hours"), heat and air conditioning (hereinafter "HVAC") required in Landlord's judgment for the comfortable use and occupation of the Premises. All such service and utilities shall be subject to the reasonable rules and regulations of the Building as well as any governmental requirements or standards relating to, among other things, energy conservation. Elevator service to the Building shall be provided twenty-four (24) hours a day, subject to any regulations reasonably enacted by Landlord. The costs of providing the service and utilities under this Article "6." is included in Common Operating Costs pursuant to Article "4. REIMBURSEMENT OF COMMON OPERATING COSTS".

          Tenant shall be required to pay to Landlord as additional rent any increased cost of any utilities or services provided to the Premises at Landlord's actual cost and expense, including, without limitation, electricity, water and HVAC, resulting from (1) any substantial recurrent use of the Premises at any time other than the Scheduled Hours of hours for such utilities and services, (2) any special cooling or ventilating needs created by Tenant's use of telephone equipment, computers and other similar equipment or uses, (3) any usage of electricity which is in excess of .926 kilowatt hours per usable square foot per month or (4) any and all electricity usage provided to Tenant's computer room in the Premises, including any auxiliary HVAC units. Tenant shall receive a monthly credit in an amount equal to the product of (x) .926 kilowatt hours multiplied by (y) the usable square feet of Tenant's computer room. Tenant shall not, without the prior written consent of Landlord, use any apparatus or device on the Premises, including, without limitation, electronic data processing machines, punch card machines or machines using in excess of one hundred twenty (120) volts, which consumes more electricity than is usually furnished or supplied for the Permitted Use of the Premises, as determined by Landlord. Landlord consents to Tenants installation of computers and other electronic data processing equipment provided that Tenant shall remove same and all associated wiring and cabling at the expiration or earlier termination of the Lease, all at Tenants sole cost and expense, unless Landlord agrees otherwise in writing upon the expiration or earlier termination of the Lease. The amount of electrical power consumed by Tenant during any billing period of the utility company supplying electricity to the Building will be determined by a separate meter to be installed, maintained and read by Landlord or the utility company as appropriate. The cost of installation and maintenance of the meter shall be paid by Tenant. All utility charges on the meter will be paid directly by tenant to Landlord or the utility company, as appropriate. If the Building is designed for individual tenant operation of the HVAC, Tenant agrees to pay the cost of operating the HVAC at any time other than the above schedule of hours, which cost shall include the operation of the HVAC for space located outside the Premises when such space is serviced concurrently with the operation of the HVAC for the benefit of the Premises. Any excess use of the HVAC during the Scheduled Hours shall be determined in the same manner set forth above for excess electrical use. Any use of the HVAC after the Scheduled Hours shall be billed to Tenant at Landlord's then scheduled hourly rates. Landlords current hourly rates for after-hours HVAC services is $45.00 for the first hour and $40.00 for each hour thereafter, subject to rate increase pursuant only to increased utility costs. After-hours HVAC services shall be provided for a minimum of one hour. Any failure to pay any excess costs as described above shall constitute a breach of this Lease and shall entitle Landlord to the same rights and remedies as provided in this Lease for failure to pay rent.

          Landlord shall not be liable for and Tenant shall not be entitled to any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accidents, breakage, repairs, strikes, brownouts, blackouts, lockouts or other labor disturbances or labor disputes of any character, or by any other cause, similar or dissimilar, beyond the reasonable control of Landlord, nor shall such failure under such circumstances be construed as a constructive or actual eviction of Tenant. Landlord shall not be liable under any circumstances for loss or injury to property or business, however occurring, through or in connection with or incidental to Landlord's failure to furnish any of said service or utilities.

7. ASSIGNMENT AND SUBLETTING

          A. Tenant shall not directly or indirectly, voluntarily or by operation of law, sell, assign, encumber, pledge or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively "Assignment"), or permit the Premises, or any portion thereof, to be occupied by anyone other than Tenant or to sublet the Premises, or any portion thereof, (collectively "Sublease") without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld, delayed or conditioned, subject to the terms and conditions contained in this Article "7."

          B. If Tenant is a partnership, there shall be deemed an Assignment of this Lease if either of the following occurs: (i) a dissolution of the partnership or (ii) the transfer of any interest of a general partner in the partnership or the withdrawal of a general partner from the partnership when such transfer or withdrawal results in a reduction of the partnership's financial net worth below the partnership's financial net worth as of the date of this Lease. Tenant shall provide such information as Landlord may reasonably request in order to verify the effect of any such transfer or withdrawal by a general partner on the partnership's net worth. If Tenant is a corporation, unless Tenant is a public corporation whose stock is regularly traded on a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, an Assignment shall be deemed to have occurred if there is any transfer by merger, consolidation, or other reorganization of Tenant resulting in the sale or other transfer of fifty percent (50%) or more of the voting stock of Tenant within a twelve (12) month period but only when such transfer results in a reduction of the corporation's financial net worth below the corporation's financial net worth as set forth in the December 31, 1993 financial statements for Tenant. The restrictions set forth in paragraph "A" shall not apply to an Assignment or Sublease to an "Affiliate" so long as the Affiliate will have, after the effective date of the Assignment or Sublease, a net worth equal to or greater than Tenant's as set forth in the December 31, 1993 financial statements for Tenant. In such case, Tenant shall provide Landlord with the information specified in paragraph "C", below. An "Affiliate" shall be deemed to include any entity which owns or controls, is owned or controlled by or is under common control or ownership with Tenant.

          C. If Tenant desires at any time to enter into an Assignment or a Sublease of the Premises or any portion thereof, Tenant shall request in writing Landlord's consent to the Assignment or Sublease, and provide the following: (a) the name of the proposed assignee, subtenant or occupant, (b) the nature of the proposed assignee's, subtenant's or occupant's business to be carried on in the Premises, (c) the terms and provisions of the proposed Assignment or Sublease,
(d) sufficient financial information concerning the proposed assignee, subtenant or occupant to allow Landlord to assess the financial condition of such person or entity, and (e) such other information as Landlord may reasonably request concerning the proposed assignee or sublessee.

          D. At any time within ten (10) business days after Landlord's receipt of the notice specified in paragraph "C", above, Landlord may by written notice to Tenant elect either to (a) consent to the proposed Assignment or Sublease,
(b) refuse to consent to the proposed Assignment or Sublease or (c) terminate this Lease in full with respect to an Assignment or terminate in part with respect to a Sublease. If Landlord fails to notify Tenant within said ten (10) business day period of its election, Landlord shall be deemed to have refused to consent to said Assignment or Sublease. Landlord and Tenant agree (by way of example and without limitation) that it shall be reasonable for Landlord to withhold its consent if any of the following situations exist or may exist: (i) the proposed transferee's use of the Premises conflicts with the Permitted Use under this Lease, (ii) in Landlord's reasonable business judgment, the proposed transferee lacks sufficient business reputation or experience to operate a successful business of the type and quality permitted under this Lease, (iii) Tenant is in default pursuant to this Lease, (iv) the proposed transferee's use of the Premises requires alterations of a nature which Landlord does not approve for the Building or (v) the proposed transferee's financial condition is less favorable than Tenant's financial condition as of the date of this Lease.

          E. If Landlord elects to terminate this Lease, Tenant may withdraw its notice specified in paragraph "C", above, at any time within ten (10) days after receipt of Landlord's notice of election to terminate, in which event the Lease shall continue in full force and effect. If Tenant does not withdraw its notice, Tenant shall surrender the Premises to Landlord within sixty (60) days after receipt of Landlord's notice and the Lease shall terminate as of such date subject to the same terms and conditions as would be applicable upon the expiration of the Term of the Lease. Tenant understands and acknowledges that Landlord's option to terminate this Lease rather than consent to an Assignment or Sublease is a material inducement for Landlord's agreeing to lease the Premises to Tenant.

          F. If Landlord consents to the Sublease or Assignment within said ten
(10) business day period, Tenant may enter into such Assignment or Sublease of the Premises or portion thereof, but only upon the terms and conditions set forth in the notice furnished by Tenant to Landlord pursuant to paragraph "C"; provided, however, that in connection with such Assignment or Sublease, Landlord may, as a condition to Landlord's consent, require Tenant to pay to Landlord fifty percent (50%) of the excess, if any, of (i) in the case of an Assignment, the rental and other payment obligations of the proposed assignee under the terms of the proposed Assignment (after deducting the reasonable amount actually incurred by Tenant for brokers commissions, attorney's fees, tenant improvement costs and marketing expenses) over the rental and other payment obligations of Tenant under the terms of this Lease, or (ii) in the case of a Sublease, the amount proposed to be paid by the sublessee (after deducting the reasonable amount actually incurred by Tenant for brokers commissions, attorney's fees, tenant improvement costs and marketing expenses) over the proportionate amount of rental and other payment obligations required to be paid by Tenant to Landlord under the terms of this Lease applicable to the portion of the Premises so subleased.

          G. No Assignment or Sublease by Tenant, whether or not the consent of Landlord is required hereunder, shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the Assignment or Sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant of the obligation to obtain Landlord's express written consent to any other Assignment or Sublease. Landlords consent to any sublease shall include an agreement to provide the sublessee with notice of and an opportunity to cure any default by Tenant under this Lease. Any Assignment or Sublease that is not in compliance with this Article "7." shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent or payment of any other monetary obligation by Landlord from a proposed assignee or sublessee shall not constitute the consent by Landlord to such Assignment or Sublease.

          H. Each assignee, or other transferee, other than Landlord, shall assume, as provided in this paragraph "H", all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Monthly Rental and all other monetary obligations hereunder, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the Term; provided, however, that the assignee, sublessee, or other transferee shall be liable to Landlord for rent only in the amount set forth in the Assignment or Sublease. No Assignment shall be binding on Landlord unless the assignee or Tenant shall deliver to Landlord a counterpart of the Assignment and an instrument in recordable form that contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this paragraph "H", but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

          I. Tenant shall pay all of Landlord's reasonable expenses, for each such proposed transfer to cover the legal review and processing expenses of

Landlord, whether or not Landlord shall grant its consent to such proposed transfers.

         TENANT ACKNOWLEDGES THAT THE PROVISIONS OF THIS ARTICLE "7." REFLECT THE NEGOTIATED AGREEMENT OF THE PARTIES.

          [INITIALS APPEAR HERE]
          ----------------------
          Initials of Tenant

8. MAINTENANCE AND REPAIRS

          A. Landlord's Obligations SEE ADDENDUM TO LEASE

          Landlord shall keep in a first class order condition and repair (comparable to other first class office buildings in the Newport Beach/Irvine area of the same age, and size as the Project) and in compliance with all applicable laws, the standard plumbing, electrical, and lighting improvements initially installed in the Premises (including replacement of fluorescent bulbs but excluding the replacement of all non-building standard light bulbs), heating, ventilating and air conditioning systems which service the Premises in common with other premises or Common Areas within the Building, the foundations, exterior walls, structural condition of bearing walls, roof of the Premises, parking lots, parking garages, walkways, driveways, landscaping, fences, signs and utility installations and other improvements in the Common Areas. Landlord shall not be required to pay for the cost of any repairs that are the obligation of or are caused by any negligent or intentional act or omission of Tenant or any person claiming through or under Tenant or any of Tenant's employees, subtenants, suppliers, shippers, customers or invitees, however, Landlord shall repair such damage and Tenant shall reimburse Landlord upon demand for the cost thereof. Notwithstanding anything to the contrary contained in this Lease, Landlord shall not be liable for failure to make repairs required to be made by Landlord under the provisions of this Lease unless Tenant has previously notified Landlord in writing of the need for such repairs and Landlord has failed to commence and complete the repairs within a reasonable period of time following receipt of Tenant's written notification. Landlord shall not be liable for and there shall be no abatement of rent with respect to, any injury to or interference with Tenant's business arising from any repair, maintenance, alteration or improvement in and to any portion of Phase I, the Building or the Premises. Tenant hereby waives and releases its right to make repairs at Landlord's expense under Sections 1941 and 1942 of the California Civil Code or any similar law, statute or ordinance now or hereafter in effect. Landlord shall not be in breach of its obligations under this Article unless Landlord fails to make any repairs or perform maintenance which it is obligated to perform hereunder and such failure persists for an unreasonable time after written notice of a need for such repairs or maintenance is given to Landlord by Tenant.

          B. Tenant's Obligations

          Tenant shall make all repairs and replacements as and when Landlord deems necessary to preserve in a first class order, condition and repair and in compliance with all applicable laws the Premises and every part thereof, including, without limitation, all fixtures, interior walls, interior surfaces of exterior walls, ceilings, windows, doors, cabinets, draperies, window coverings, carpeting and other floor coverings, plate glass and skylights located within the Premises, and all non-standard utility systems and facilities (i.e., plumbing, electrical, lighting, heating, ventilating and air conditioning systems which have been specifically designed and installed for the exclusive use of the Premises); provided, however, that Tenant shall not be responsible for material defects in the construction by Landlord of any of the fixtures or structures on the Premises, nor shall Tenant be responsible for repairs necessitated by the negligent acts of Landlord or its employees, contractors or authorized agents.

          C. Landlord's Right to Make Repairs

          In the event that Tenant fails to maintain the Premises in a first-class order, condition and repair as required by this Lease, then, immediately following written notification to Tenant (except in the case of an emergency, in which case no prior notification shall be required), Landlord shall have the right, but not the obligation, to enter the Premises and to do such acts and expend such reasonable amounts at the expense of Tenant as are required to place the Premises in good and sanitary order, condition and repair. Any amount so expended by Landlord shall be paid by Tenant promptly upon demand. Landlord shall have no liability to Tenant for any loss or damage that may accrue to Tenant's merchandise, fixtures, equipment, furniture or other property or for any inconvenience or interference with the use of the Premises by Tenant resulting from Landlord's performance of such maintenance or repair work. Notwithstanding the foregoing, Landlord shall perform such work in such a manner so as to minimize, to the extent reasonably possible, any interference with Tenants' business operations in the Premises.

          D. Condition of Premises Upon Surrender

          Tenant shall, upon the expiration or earlier termination of the Term, surrender the Premises to Landlord in the same condition and configuration as on the date Tenant took possession, broom clean, reasonable wear and tear excepted. All appurtenances, fixtures, improvements, additions and other property attached to the Premises pursuant to Article "15. ALTERATIONS, ADDITIONS AND TRADE FIXTURES", whether by Landlord or by or on behalf of Tenant, and whether at Landlord's expense or Tenant's expense, shall be and remain the property of Landlord, at Landlord's option. Any furnishings and personal property installed on the Premises that are removable without material damage to the Building or the Premises, whether the property of Tenant or leased by Tenant, shall be and remain the property of Tenant and, at the expiration of the Term, shall be removed by Tenant at Tenant's sole cost and expense. Tenant shall promptly repair any damage to the Premises or the Building resulting from removal of such property. Any of Tenant's property not removed from the Premises prior to the expiration of the Term shall, at Landlord's option, either become the property of Landlord or may be removed by Landlord and Tenant shall pay to Landlord the cost of such removal within ten (10) days after delivery of a bill therefor. Any damage to the Premises, including any structural damage, resulting from Tenant's use or from the removal of Tenant's fixtures, furnishings and equipment shall be repaired by Tenant at Tenant's expense. Landlord may also elect to require Tenant to remove, at the expiration or earlier termination of the Term, at Tenant's sole cost and expense, all telephone, computer and other electronic wiring and cabling installed for the benefit of Tenant within the Premises and within the common ducts and shafts of the Building. If so required of Tenant, Tenant shall use all necessary care in removing such wires and cables in order to avoid any damage to other tenant's wiring and cabling or any disruption of service to such other tenants and Tenant agrees to be solely liable for any such damage or disruption of service caused by its removal. If Landlord elects to require Tenant to remove such wiring and cabling and Tenant fails to accomplish such removal prior to the expiration or earlier termination of the Term, Landlord may remove such wires and cables and Tenant shall pay the cost of such removal within ten (10) days after delivery of a bill therefor.


9. INSURANCE

          A. Tenant

          Tenant shall, during the Term hereof, keep in full force and effect the following insurance:

          (1) comprehensive general liability insurance with a limit of not less than One Million Dollars ($1,000,000.00) combined single limit per occurrence for the benefit of Tenant and Landlord as named additional insured against claims for personal injury liability including, without limitation, bodily injury, death or property damage liability and covering (i) the business(es) operated by Tenant and by any subtenant of Tenant on the Premises, (ii) operations of independent contractors engaged by Tenant for construction on or about the Premises, (iii) owned, non-owned and hired vehicles and (iv) contractual liability; such insurance may be furnished under a "primary" policy or an "umbrella" policy, provided that it is primary insurance and not excess over or contributory with any insurance in force for Landlord;

          (2) a policy of fire, extended coverage, and vandalism and malicious mischief insurance, insuring the personal property, furniture, furnishings and fixtures belonging to Tenant located on the Premises for not less than one hundred percent (100%) of the actual replacement value thereof;

          (3) worker's compensation insurance, with coverage as required by the State of California; and

          (4) such other insurance as Landlord or Landlord's financial partner or lender deems reasonably necessary provided that Landlord reasonably demonstrates that such other insurance is consistent with the insurance generally required by prudent landlords/owners of other projects in the Newport Beach/Irvine area comparable in age, size and quality to Phase I ("Comparable Buildings") and that such other insurance is available to Tenant at commercially reasonable rates.

          Each insurance policy obtained by Tenant pursuant to this Lease shall contain a clause that the insurer will provide Landlord with at least thirty
(30) days prior written notice of any material change, non-renewal or cancellation of the policy and shall be in a form reasonably satisfactory to Landlord and shall be taken out with an insurance company authorized to do business in the State of California and rated not less than Best's Financial Class X and Best's Policy Holder Rating "A". Except for worker's compensation insurance, each insurance certificate shall indicate that the insurer waives its rights of subrogation against Landlord. In addition, any insurance policy obtained by Tenant shall be written as primary policies, non-contributing with or in excess of any coverage which Landlord may carry, with loss payable clauses satisfactory to Landlord and in favor of Landlord and naming Landlord as an additional insured. The liability limits of the above described insurance policies shall in no manner limit the liability of Tenant under the terms of Article "10. INDEMNITY" below. Not more frequently than every two (2) years, if, in the reasonable opinion of Landlord, the amount of liability insurance specified in this Article "9." is not adequate, in view of increased judgments and verdicts granted for injury to persons or damage to property, the above-described limits of coverage shall be adjusted by Landlord, by written notification to Tenant, in order to maintain insurance protection at least equal to the protection afforded on the date the Term commences, provided that such adjustment is consistent with the limits of coverage being required by prudent landlords/owners of Comparable Buildings. If Tenant fails to maintain and secure the insurance coverage required under this Article "9.", then Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to procure and maintain such insurance, the cost of which shall be due and payable to Landlord by Tenant on demand.

          If, on account of the failure of Tenant to comply with the provisions of this Article, Landlord is deemed a co-insurer by its insurance carrier, then any loss or damage which Landlord shall sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill therefor and evidence of such loss.

          B. Landlord

          Landlord shall, during the Term hereof, keep in full force and effect the following insurance:

          (1) a policy of "all risk" property insurance insuring the Building of which the Premises are a part, in an amount at least equal to the full replacement cost thereof; and

          (2) such other insurance as Landlord or Landlord's financial partner or lender deems reasonably necessary.

          All insurance policies shall be issued in the names of Landlord and Landlord's lender. The insurance policies shall provide that any proceeds shall be made payable to Landlord, or to the holders of mortgages or deeds of trust encumbering Landlord's interest in the Premises and Building. All insurance premiums for Landlord's insurance shall be included in Common Operating Costs, as described in Article "4. REIMBURSEMENT OF COMMON OPERATING COSTS" above.

     C. Release of Claims

          Landlord and Tenant release each other and their respective authorized representatives, by reason of any rights of subrogation, from any claims for damage to the Premises, the Building or Phase I, and to the fixtures, personal property, improvements and alterations of either Landlord or Tenant in or on the Premises, the Building or Phase I, including loss in income, that is caused by or results from risks insured against under any insurance policies carried by the parties as required hereunder. It is mutually agreed that this paragraph is not applicable to any other property except that contained within the boundaries of the Premises, the Building or Phase I.


10. INDEMNITY  SEE ADDENDUM TO LEASE

          Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, partners and employees entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including reasonable attorneys' fees and court costs, for injury to or death of any person or for damages to any property arising out of or in any manner connected with (i) the use, occupancy or enjoyment of the Common Areas or Premises by Tenant or Tenant's agents, employees, invitees or contractors (the "Tenant's Agents") or any work, activity or other things allowed or suffered by Tenant or Tenant's Agents to be done in or about the Common Areas or Premises, (ii) any breach or default in the performance of any obligation of Tenant under this Lease and
(iii) any act or failure to act, whether negligent or otherwise tortious, by Tenant or Tenant's Agents on or about the Premises, the Building or Phase I. Notwithstanding the foregoing, Tenant shall not be liable and Landlord shall indemnify and hold Tenant free and harmless to the extent that damage or injury is ultimately determined to be caused substantially by the negligence or willful misconduct of Landlord. All property of Tenant kept or stored on the Premises or in the Building shall be so kept or stored at the risk of Tenant only, and Tenant shall hold Landlord harmless from any claims arising out of damage to the same, including subrogation claims by Tenant's insurance carriers, unless such damage shall be caused substantially by the negligence of Landlord. The indemnifications contained herein shall survive the expiration or early termination of this Lease.


11. SECURITY DEPOSIT

          Upon commencement of the thirteenth (13th) month of the Lease Term, Tenant shall deposit with Landlord the Security Deposit in the amount specified in Item "14." of the Basic Lease Provisions for the performance by Tenant of all terms, covenants and conditions of this Lease. It being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent or the obligation to repair and maintain the Premises or to perform any other term, covenant or condition contained herein, Landlord may (but shall not be required to), without prejudice to any other remedy provided herein or provided by law and without notice to Tenant, use the Security Deposit, or any portion of it, to cure the default or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's default. Tenant shall immediately on demand pay to Landlord a sum equivalent to the portion of the Security Deposit expended or applied by Landlord as provided in this paragraph so as to maintain the Security Deposit in the sum initially deposited with Landlord. Although the Security Deposit shall be deemed the property of Landlord, if Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the Security Deposit to Tenant. Landlord shall not be required to keep the Security Deposit separate from its general funds and Tenant shall not be entitled to interest on any such deposit. Upon any sale or transfer of its interest in the Building, Landlord may transfer the Security Deposit to its successor in interest in accordance with the provisions of California Civil Code Section 1950.7 and upon transfer of such security deposit, Landlord shall be released from any liability or obligation with respect thereto.


12. USE OF PREMISES

    A. Permitted Uses

    Tenant shall use the Premises for the Permitted Use only, and for no other use. Tenant shall not do or permit anything to be done in or about the Premises which may diminish the market value of the Premises or Phase I, will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure or annoy them or use or allow the Premises to be used for any immoral or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises.

          B. Compliance with Laws, Covenants and Requirements

          Tenant, its agents, servants, employees, invitees and licensees, shall comply with, and shall not use the Premises in any way (or permit or suffer anything to be done in or about the Premises) which will conflict with (a) any law, statute, ordinance or governmental rule or regulation affecting Phase I or the Building, now in force or which may be hereafter promulgated, including, but not limited to, the provisions of any city or county zoning codes regulating the use of Phase I or the Building or any transportation management program established by any governmental or quasi-governmental entity that is involuntarily made applicable to Phase I or the Building; (b) any CC&R's; (c) provided that other prudent landlords/owners of Comparable Buildings are also establishing the following types of programs: any comprehensive transportation management program established by Landlord, now in force or which may hereafter be established, to reduce work commute trips and gain maximum efficiency from existing and future transportation facilities servicing Phase I, including without limitation, participating in an annual employee commute survey, allowing a transportation coordinator to have access to Tenant's employees to implement a transportation management program, adjustments in parking fees or preferential parking for carpools and vanpools, regulations and restrictions on the timing of ingress and egress to the parking areas, alternative work schedules, van or carpooling between Tenant's employees and the employees of other tenants in Phase I or area, ride sharing, shuttle services, public transit, and other measures related to the reduction or mitigation of the effects of traffic and the promotion of efficient transportation services in and around Phase I; or (d) all requirements, now in force or which may hereafter be in force, of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises (hereinafter "Applicable Laws, Covenants and Requirements"). Tenant shall, at its sole cost and expense, promptly comply with all Applicable Laws, Covenants and Requirements. The judgment of any court of competent jurisdiction or the admission by Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any Applicable Laws, Covenants and Requirements, shall be conclusive of the fact as between Landlord and Tenant.

          C. Landlord's Rules and Regulations

          Tenant shall, and Tenant agrees to cause its agents, servants, employees, invitees and licensees to observe and comply fully and faithfully with the rules and regulations (the "Rules") attached hereto as Exhibit "F" or such reasonable rules and regulations which may hereafter be adopted by Landlord for the care, protection, cleanliness, and operation of the Premises and Building, and any modifications or additions to the Rules adopted by Landlord; provided that, Landlord shall give written notice thereof to Tenant. Landlord shall not be responsible to Tenant for failure of any other tenant or occupant of the Building to observe or comply with any of the Rules.

          D. Hazardous Material SEE ADDENDUM TO LEASE

          (a) Tenant hereby agrees that neither Tenant, nor Tenant's officers, directors, partners, employees, contractors, or invitees will engage in any activity in, on or about the Premises, the Building or the Common Areas, nor permit others to engage in any such activity, which will result in the Premises, the Building or the Common Areas containing any of the following: (a) any petroleum products or "Hazardous Material" as such term is defined below; (b) asbestos in any form which is or could become friable; (c) urea formaldehyde foam insulation; (d) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million; or (e) any other chemical, material, or substance exposure which is prohibited, limited or regulated by any governmental authority or agency or which may or could pose a hazard to the health and safety of the occupants of the Building or the owners of property adjacent to the Building. The foregoing prohibition shall not apply to ordinary and customary office supplies such as liquid correction fluid and similar supplies, provided that Tenant complies with all applicable laws governing the use, handling and storage of such office supply substances. Tenant agrees to indemnify, defend and hold Landlord and its officers, directors, partners and employees entirely harmless from and against all liabilities, losses, demands, actions, expenses or claims, including attorneys' fees and court costs, arising out of or in any manner connected with any Hazardous Material which may be located in or emanating from any furnishings or equipment brought onto the Premises by Tenant. If at any time it is determined that Tenant, or Tenant's officers, directors, partners or employees, have been responsible for the Premises, the Building or the Common Areas containing any of the equipment or substances described in subsections (a) through (e) of this Article "12. USE OF PREMISES, D. Hazardous Material" then Tenant shall be solely responsible for and shall pay for all costs incurred in connection with the removal of said equipment and/or substances. The obligations on the part of Tenant set forth in this Article "12. USE OF PREMISES, D. Hazardous Material" shall survive the expiration of the Term of this Lease or the exercise by Landlord of any of Landlord's remedies under this Lease.

          (b) For the purpose of this Lease, Hazardous Material shall include, but not be limited to, substances defined, or as may be defined, as "hazardous substances," "hazardous materials," or "toxic substances" in: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"); the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq. ("RCRA"); Section 25117 of the California Health & Safety Code; Section 25316 of the California Health & Safety Code; and in any other rules or regulations adopted and publications promulgated pursuant to said laws.

          (c) The provisions of this Article "12. USE OF PREMISES, D. Hazardous Material" are required to be in this Lease under the Deed of Trust encumbering the Premises and the Building and such provisions cannot be modified or waived by Landlord in any manner.


13. PARKING

          Landlord hereby leases to Tenant, and Tenant hereby agrees to lease from Landlord for the Term of this Lease, the number of Parking Spaces identified in Item "12." of the Basic Lease Provisions. The parking spaces allocated to Tenant for Tenant's use during the Term shall be subject to a Monthly Parking Charge in the amount set forth in Item "11." of the Basic Lease Provisions, payable by Tenant concurrently with the payment of Monthly Rental. Landlord agrees to maintain or cause to be maintained an automobile parking area and to maintain and operate, or cause to be maintained and operated, said automobile parking area during the Term of this Lease for the benefit and use of the customers, service suppliers, other invitees and employees of Tenant. Whenever the words "automobile" or "parking area" are used in this Lease, it is intended that the same shall include, whether in a surface parking area or a parking structure, the automobile parking stalls, driveways, loading docks, truck areas, service drives, entrances and exits and sidewalks, landscaped areas, pedestrian passageways in conjunction therewith and other areas designed for parking. Landlord shall keep said automobile parking area in a neat, clean and orderly condition, lighted and landscaped, and shall repair any damage to the facilities thereof, the cost of which shall be included in Common Operating Costs as defined in Article "4. REIMBURSEMENT OF COMMON OPERATING COSTS", above. Nothing contained herein shall be deemed to impose liability upon Landlord for personal injury or theft, for damage to any motor vehicle, or for loss of property from within any motor vehicle, which is suffered by Tenant or any of its employees, customers, service suppliers or other invitees in connection with their use of said automobile parking area. Landlord shall have the right, in its sole discretion exercisable at any time, to impose fees and charges for parking in the automobile parking area. In order to assure the proper and efficient operation and maintenance of said automobile parking area, Tenant shall comply with the parking rules and regulations set forth on Exhibit "G" attached hereto and incorporated herein by this reference (the "Parking Rules") and shall cause each of its employees, customers, service suppliers and invitees to comply with said Parking Rules.

          Landlord shall at all times during the Term hereof have the sole and exclusive control of the automobile parking area, and may at any time during the Term hereof exclude and restrain any person from use or occupancy thereof; excepting, however, Tenant and employees, customers, service suppliers and other invitees of Tenant and of other tenants in the Building who make use of said area in accordance with the Parking Rules. The rights of Tenant and its employees, customers, service suppliers and invitees referred to in this Article shall at all times be subject to (i) the rights of Landlord and other tenants in the Building to use the same in common with Tenant and its employees, customers, service suppliers and invitees, (ii) the availability of parking spaces in said automobile parking area, and (iii) Landlord's right to change the location of any assigned reserved parking spaces in such instances as shall be determined at Landlord's sole but reasonable discretion.

14.       SIGNS

          Tenant shall not have the right to place, construct, or maintain on or about the Premises, the Building of which the Premises are a part, anywhere in the Common Area, or in any interior portions of Building except for interior portions of the Premises that are not visible from the exterior of the Building, signs, names, insignia, advertising placard, trademarks, descriptive material or any other similar item without Landlord's prior written consent, which consent may be withheld in Landlord's sole discretion. In the event Landlord consents to Tenant placing a sign on or about the Premises, or the Building, any such sign shall be subject to Landlord's approval of the color, size, style and location of such sign, and shall conform to any current or future sign criteria established by Landlord for the Building or Phase I. If Landlord enacts a sign criteria or revises an existing sign criteria, after Tenant has erected a sign to which Landlord has granted its consent, Tenant agrees, at Landlord's expense, subject to Landlord's prior approval of the cost thereof, to make the necessary changes to its sign in order to conform the sign to Landlord's sign criteria, as enacted or revised, provided that such changes shall be limited to the color, size, style and location of Tenant's sign and that Tenant shall not be required to change the content of its sign. Notwithstanding the foregoing, Landlord shall install, at Tenant's sole cost and expense, one (1) suite entry sign (the "Suite Entry Sign") in accordance with the drawing and description set forth on Exhibit "H" attached hereto and incorporated herein by this reference.

15.       ALTERATIONS, ADDITIONS AND TRADE FIXTURES

          Tenant shall not make any alterations, additions or improvements to the Premises, or any part thereof, whether structural or nonstructural (hereafter "Alterations"), without Landlord's prior written consent. In order to obtain Landlord's consent, Tenant shall submit such information as Landlord may require, including, without limitation, (i) plans and specifications,
(ii) permits, licenses and bonds and (iii) evidence of insurance coverage in such types and amounts and from such insurers as Landlord deems satisfactory. All Alterations shall be done in a good workmanlike manner by Birtcher Construction, or other affiliate of Landlord, or by qualified and licensed contractors or mechanics, as approved by Landlord. Tenant, and Tenant's contractors, shall keep Common Areas free from debris during the construction of any Alterations. In no event shall any alterations affect the structure of the Building or its exterior appearance. Tenant shall indemnify, defend against and keep Landlord free and harmless from all liability, loss, damage, cost, attorneys' fees and any other expense incurred on account of claims by any person performing work or furnishing materials or supplies for Tenant or any person claiming under Tenant. Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Landlord against any liability for mechanic's liens and to insure completion of the work. Landlord shall have the right at all times to post on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least thirty (30) business days notice of commencement of any construction on the Premises. Landlord may charge Tenant a reasonable administrative fee not to exceed five percent (5%) of the "hard costs" in order to cover the cost of Landlord's services in monitoring or supervising such work, excluding, however, any initial tenant improvements which are governed by the terms of the attached Work Letter.

16.       MECHANIC'S LIENS

          Tenant shall keep the Premises free from any liens arising out of any work performed, material furnished or obligation incurred by or for Tenant or any person or entity claiming through or under Tenant. In the event that Tenant shall not, within thirty (30) days following Tenants receipt of notice of the imposition of any such lien, cause the same to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause such lien to be released by such means as Landlord deems proper, including payment of the claim giving rise to such lien. All such sums paid and all expenses incurred by Landlord in connection therewith shall be due and payable to Landlord by Tenant on demand.

17.       DESTRUCTION

          A. Insured Damages

             In the event the Premises, the Building of which the Premises are a part, or any portion thereof, is damaged or destroyed by any casualty that is covered by the insurance maintained by Landlord pursuant to Article "9. INSURANCE" above, then Landlord shall rebuild and restore the Premises or Building, as the case may be, and repair the damaged portion thereof, provided that (1) the amount of insurance proceeds available to Landlord equals or exceeds the cost of such rebuilding, restoration and repair, (2) such rebuilding, restoration and repair can be completed within one hundred twenty
(120) days after the work commences in the opinion of a registered architect or engineer appointed by Landlord, (3) the damage or destruction has occurred more than twelve (12) months before the expiration of the Term and (4) such rebuilding, restoration, or repair is then permitted, under applicable governmental laws, rules and regulations, to be done in such a manner as to return the Premises, or Building, as the case may be, to substantially its condition immediately prior to the damage or destruction, including, without limitation, the same net rentable floor area. To the extent that insurance proceeds must be paid to a mortgagee or beneficiary under, or must be applied to reduce any indebtedness secured by, a mortgage or deed of trust encumbering the Premises, or the Building, such proceeds, for the purposes of this Section, shall be deemed not available to Landlord unless such mortgagee or beneficiary permits Landlord to use such proceeds for the rebuilding, restoration, and repair of the Premises, or Building. Notwithstanding the foregoing, Landlord shall have no obligation to repair any damage to, or to replace any of, Tenant's personal property, furnishings, fixtures, equipment or other such property or effects of Tenant.

          B. Uninsured Damage


             In the event the Premises, or the Building in which the Premises are a part, or any portion thereof, is damaged or destroyed by any casualty not covered by the insurance maintained by Landlord pursuant to Section "A. Insured Damages" above, then Landlord may, at its option, either (1) rebuild or restore the Premises or Building and repair the damaged portions thereof at Landlord's own expense or (2) terminate this Lease effective as of the date the damage or destruction occurred. If Landlord elects not to repair or restore the damage as provided above, Landlord shall so notify Tenant in writing within sixty (60) days after the damage occurs and this Lease shall terminate as of the date of such notice. Notwithstanding the foregoing, Tenant may terminate this Lease upon thirty (30) days prior written notice if Landlord elects to perform such repair or restoration and either (i) Landlord determines that such repair or restoration cannot be completed within one hundred twenty (120) days or (ii) the damage or destruction occurs within the last twelve (12) months of the Term, unless Tenant's actions or omissions are the cause of the damage for which Tenant shall indemnify Landlord against pursuant to Article "10." above.

          C. Abatement of Rent

             Tenant shall be entitled to an abatement of rent by reason of damage to or destruction of the Premises or the Building, or any portion thereof, to the extent that the floor area of the Premises cannot be reasonably used by Tenant for conduct of its business, in which event the Monthly Rental shall abate proportionately commencing on the date the damage to or destruction of the Premises or Building has occurred, and except that, if Landlord or Tenant elects to terminate this Lease as provided in Section "B. Uninsured Damage" next above, no obligation shall accrue under this Lease after such termination. Notwithstanding the provisions of this Article "17. DESTRUCTION," if any such damage is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their employees, suppliers, shippers, customers or invitees, then there shall be no abatement of rent by reason of such damage, unless and until Landlord is reimbursed for such abatement pursuant to any rental insurance policy that Landlord may, in its sole discretion, elect to carry. Tenant's right to terminate this Lease in the event of any damage or destruction to the Premises or Building is governed by the terms of this Article "17." and therefore Tenant hereby expressly waives the provisions of Section 1932, Subdivision 2, and
Section 1933, Subdivision 4, of the California Civil Code and any and all laws, whether now or hereafter in force, and whether created by ordinance, statute, judicial decision, administrative rules or regulations, or otherwise, that would cause this Lease to be terminated, or give Tenant a right to terminate this Lease, upon any damage to or destruction of the Building that occurs.

18.       CONDEMNATION

          A. Total or Partial Taking

             If all or substantially all of the Premises is condemned or taken in any manner for public or quasi-public use, including but not limited to, a conveyance or assignment in lieu of the condemnation or taking, or if so much of the Premises is so taken or condemned so as to render the remaining portion of the Premises unusable by Tenant for the conduct of Tenant's business, as reasonably determined by Tenant this Lease shall automatically terminate as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or other taking. If less than all or substantially all of the Premises is so condemned or taken, rendering the remaining portion of the Premises usable by Tenant for the conduct of its business as reasonably determined by Tenant, this Lease shall automatically terminate only as to the portion of the Premises so taken as of the earlier of the date on which actual physical possession is taken by the condemnor or the date of dispossession of Tenant as a result of such condemnation or taking. If such portion of the Building is condemned or otherwise taken so as to require, in the opinion of Landlord, a substantial alteration or reconstruction of the remaining portions thereof, this Lease may be terminated by Landlord, as of the date on which actual physical possession is taken by the condemnor or dispossession of Tenant as a result of such condemnation or taking, by written notice to Tenant within sixty (60) days following notice to Landlord of the date on which such physical possession is taken or dispossession will occur.

          B. Award

             Landlord shall be entitled to the entire award in any condemnation proceeding or other proceeding for taking for public or quasi-public use, including, without limitation, any award made for the value of the leasehold estate created by this Lease. No award for any partial or total taking shall be apportioned, and Tenant hereby assigns to Landlord any award that may be made in such condemnation or other taking, together with any and all rights of Tenant now or hereafter arising in or to the same or any part thereof. Although all damages in the event of any condemnation are to belong to Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Premises, Tenant shall have the right to claim and recover from the condemnor, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of damages to Tenant's business by reason of the condemnation and for or on account of any cost or loss to which Tenant might be put in removing Tenant's merchandise, furniture and other personal property, fixtures, and equipment or for the interruption of or damage to Tenant's business.

          C. Abatement in Rent

             In the event of a partial condemnation or other taking that does not result in a termination of this Lease as to the entire Premises pursuant to this Article "18.", the rent and all other charges shall abate in proportion to the portion of the Premises taken by such condemnation or other taking. If this Lease is terminated, in whole or in part, pursuant to any of the provisions of this Article "18.", all rentals and other charges payable by Tenant to Landlord hereunder and attributable to the Premises taken shall be paid up to the date upon which actual physical possession shall be taken by the condemnor. Landlord shall be entitled to retain all of the Security Deposit until such time as this Lease is terminated as to all of the Premises.

          D. Temporary Taking

             If all or any portion of the Premises is condemned or otherwise taken for public or quasi-public use for a limited period of time (not to exceed six (6) months), this Lease shall remain in full force and effect and Tenant shall continue to perform all terms, conditions and covenants of this Lease; provided, however, the rent and all other charges payable by Tenant to Landlord hereunder shall abate during such limited period in proportion to the portion of the Premises that is rendered untenable and unusable as a result of such condemnation or other taking. Landlord shall be entitled to receive the entire award made in connection with any such temporary condemnation or other taking.

          E. Transfer of Landlord's Interest to Condemnor

             Landlord may, without any obligation to Tenant, agree to sell and/or convey to the condemnor the Premises, the Building, or any portion thereof, sought by the condemnor, free from this Lease and the rights of Tenant hereunder, without first requiring that any action or proceeding be instituted or, if instituted, pursued to a judgment.

19.       DEFAULT

          A. Tenant's Default

             The occurrence of any one or more of the following shall constitute a default hereunder by Tenant:

             (1) Tenant abandons the Premises or vacates the Premises for a period of five (5) or more consecutive days while in default in the payment of rent;

             (2) Tenant fails to pay any rent or other charges required to be paid by Tenant under this Lease and such failure continues for five (5) days after written notice from Landlord notifying Tenant that such payment is due and payable; provided, however, that, if payment is not made within said grace period, the obligation of Tenant to pay a late charge or interest pursuant to Article "23. LATE PAYMENTS; INTEREST AND LATE CHARGES" shall commence as of the due date of the rent or such other monetary obligation and not on the expiration of such five (5) day grace period;

             (3) Tenant involuntarily transfers Tenant's interest in this Lease or voluntarily transfers (attempted or actual) its interest in this Lease, without Landlord's prior written consent;

             (4) Tenant files a voluntary petition for relief or if a petition against Tenant in a proceeding under the Federal Bankruptcy Laws or other insolvency laws is filed and not withdrawn or dismissed within forty-five (45) days thereafter, or if under the provisions of any law providing for reorganization or winding up of corporations, any court of competent jurisdiction assumes jurisdiction, custody or control of Tenant or any substantial part of the Premises or any of Tenant's personal property located at the Premises and such jurisdiction, custody or control remains in force unrelinquished, unstayed or unterminated for a period of forty-five (45) days;

             (5) If in any proceeding or action in which Tenant is a party, a trustee, a receiver, agent or custodian is appointed to take charge of the Premises or any of Tenant's personal property located at the Premises (or has the authority to do so) for the purpose of enforcing a lien against the Premises or Tenant's personal property;

             (6) Tenant fails to promptly and fully perform any other covenant, condition or agreement contained in this Lease and such failure continues for thirty (30) days after written notice thereof from Landlord to Tenant or if the nature of such failure requires more than thirty (30) days to cure, Tenant shall be in default hereunder if Tenant fails to commence corrective action within said thirty (30) day period and diligently prosecutes such cure to completion thereafter;

             (7) If any financial statements or financial information provided by Tenant pursuant to the terms of this Lease are materially inaccurate; or

             (8) If Tenant is a partnership or consists of more than one (1) person or entity, the involvement of any partner of the partnership or other such person or entity in any of the acts or events described in subparagraphs "(4)", "(5)" or "(7)" above.

          B. Remedies

             Upon the occurrence of a default by Tenant that is not cured by Tenant within the applicable grace period specified above, Landlord shall have the following rights and remedies in addition to all other rights and remedies available to Landlord at law or in equity:

             (1) The rights and remedies provided by California Civil Code
Section 1951.2 to recover from Tenant upon termination of the Lease:

                 (a) the worth at the time of award of the unpaid rent which had been earned at the time of termination;

                 (b) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                 (c) subject to Subdivision (c) of California Civil Code Section 1951.2, the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rental loss that Tenant proves could be reasonably avoided; and

                 (d) any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any reasonable attorneys' fees, broker's commissions or finder's fees (not only in connection with the reletting of the Premises, but also that portion of any leasing commission paid by Landlord in connection with this Lease which is applicable to that portion of the Lease Term which is unexpired as of the date on which this Lease is terminated), any costs for repairs, clean-up, refurbishing, removal (including the repair of any damage caused by such removal) and storage (or disposal) of Tenant's personal property, equipment, fixtures, and anything else that Tenant is required (under this Lease) to remove but does not remove, and any costs for alterations, additions and renovations (and any other costs and expenses) incurred by Landlord in regaining possession of and reletting (or attempting to relet) the Premises.

The "worth at the time of award" of the amounts referred to in clauses "(a)" and "(b)" of this Article "19." shall be computed by allowing interest at the reference rate of Bank of America NT&SA. The "worth at the time of award" of the amount referred to in clause "(c)" of this Article "19." shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

             (2) The rights and remedies provided by California Civil Code
Section 1951.4, which allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent and any other additional monetary charges as they become due, for as long as Landlord does not terminate Tenant's right to possession;

provided, however, if Landlord elects to exercise its remedies described in this subsection "(2)" and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Premises at such time as Tenant is in default, Landlord shall not unreasonably withhold its consent to such assignment or sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession.

             (3) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law.

             (4) The right and power to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable California law. Landlord may from time to time relet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations in and repairs to the Premises. Upon each such reletting, Tenant shall be immediately liable for payment to Landlord of the cost of such reletting and such alterations and repairs incurred by Landlord, if any. Any amounts received by Landlord from such reletting shall be applied first toward the cost of any alterations or repairs made to the Premises in connection with such reletting; second, to payment of Monthly Rental, Tenant's Proportionate Share of Excess Common Operating Costs, and other monetary obligations due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Monthly Rental, Tenant's Proportionate Share of Excess Common Operating Costs, and other monetary obligations as the same become due hereunder. If Tenant has been credited with any rent to be received by such reletting and such rent shall not be promptly paid to Landlord by the tenant(s), or if such rentals received from such reletting during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease unless written notice of such intention is given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.

             (5) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord for Tenant pursuant to this Article "19."
        SEE ADDENDUM TO LEASE

20.       ENTRY BY LANDLORD

          Landlord reserves and shall at any and all times have the right to enter the Premises at reasonable times after reasonable notice to Tenant (except in the case of an emergency), to inspect the same, to supply any service to be provided by Landlord hereunder and to determine whether Tenant is complying with its obligations hereunder, to supply janitorial service and any other service to be provided by Landlord to Tenant hereunder, to exhibit the Premises to prospective purchasers, mortgagees or tenants, to post notices of nonresponsibility, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures that are reasonably required by the character of the work to be performed by Landlord, provided that the business of Tenant shall not be interfered with unreasonably. Landlord will use its best efforts not to disrupt Tenant's business. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, except to the extent caused by Landlord's negligence or willful misconduct. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open such doors in the event of an emergency. Any entry to the Premises or portions thereof obtained by Landlord by any of said means, or otherwise, shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

21.       HOLDING OVER

          Any holding over after the expiration of the Term, with the consent of Landlord, shall be construed to be a tenancy from month to month at two hundred percent (200%) of the rental applicable immediately prior to the holdover period (prorated on a monthly basis) unless Landlord shall specify a lesser amount for rent in its sole discretion, together with an amount estimated by Landlord for the monthly installments of Excess Common Operating Costs payable under this Lease, and shall otherwise be on the terms and conditions herein specified as far as applicable. Any holding over without Landlord's consent shall constitute a default by Tenant and shall entitle Landlord to re-enter the Premises as provided in Article "20. ENTRY BY LANDLORD" hereof.

22.       ATTORNEYS' FEES

          Tenant shall pay to Landlord all costs, including, but not limited to, reasonable attorneys' fees and amounts paid to any collection agency, incurred by Landlord in connection with any breach or default by Tenant under this Lease. Such amounts shall be payable upon demand. In addition, if any action shall be instituted by either Landlord or Tenant for the enforcement or interpretation of any of its rights or remedies in or under this Lease, the prevailing party shall be entitled to recover from the losing party all costs incurred by the prevailing party in said action and any appeal therefrom, including reasonable attorneys' fees and court costs to be fixed by the court therein. In the event Landlord is made a party to any litigation between Tenant and any third party, then Tenant shall pay all costs and attorneys' fees incurred by or imposed upon Landlord in connection with such litigation; provided, however, if Landlord is ultimately held to be liable, then Landlord shall reimburse Tenant for the cost of any reasonable attorneys' fees paid by Tenant on behalf of Landlord.

23.       LATE PAYMENTS; INTEREST AND LATE CHARGES

          A. Interest

             Any amount due from Tenant to Landlord which is not paid when due (subject to any applicable grace period) shall bear interest at the maximum rate permitted under Article XV., Section l of the California Constitution for the contractual loan of money assuming Landlord is not an exempt lender, which interest shall accrue from the date such payment is due until paid, except that amounts spent by Landlord on behalf of Tenant shall bear interest at such rate from the date of disbursement by Landlord.

          B. Late Charges

             Tenant hereby acknowledges that in addition to lost interest, the late payment by Tenant to Landlord of rent or any other sums due hereunder will cause Landlord to incur other costs not contemplated in this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such other costs include, but are not limited to, processing, administrative and accounting costs. Accordingly, if any installment of rent or any additional rent or other sum due from Tenant shall not be received by Landlord within five (5) days after written notice from Landlord that such amount shall be due, Tenant shall pay to Landlord, without notice from Landlord, a late charge equal to five percent (5%) of such overdue amount. The parties hereby agree that (i) such late charge represents a fair and reasonable estimate of the costs Landlord will incur in processing such delinquent payment by Tenant, (ii) such late charge shall be paid to Landlord as liquidated damages for each delinquent payment pursuant to California Civil Code Section 1671, and (iii) the payment of late charges and the payment of interest are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments.

         D.       No Waiver

                  Neither assessment nor acceptance of interest or late charges by Landlord shall constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of its other rights and remedies under this Lease. Nothing contained in this Article shall be deemed to condone, authorize, sanction or grant to Tenant an option for the late payment of rent, additional rent or other sums due hereunder, and Tenant shall be deemed in default with regard to any such payments should the same not be made by the date on which they are due.

24.       MORTGAGE PROTECTION/SUBORDINATION SEE ADDENDUM TO LEASE

          A. Subordination

             The rights of Tenant under this Lease are and shall be, at the option of Landlord, either subordinate or superior to any mortgage or deed of trust (including a consolidated mortgagee or deed of trust) constituting a lien on the Premises or Landlord's interest therein or any part thereof, placed upon the Premises by Landlord after the date of this Lease, and to any ground or master lease after the date of this Lease. To further assure the foregoing subordination or superiority, Tenant shall, upon Landlord's request, together with the request of any mortgagee under a mortgage or beneficiary under a deed of trust or ground or master lessor, execute any instrument or instruments (including without limitation an amendment to this Lease that does not materially and adversely affect Tenant's rights or duties under this Lease), intended to subordinate this Lease, or at the option of Landlord, to make it superior to any mortgage, deed of trust, or ground or master lease. Notwithstanding the foregoing, any such subordination to a mortgage or deed of trust constituting a lien on the Premises placed on the Premises by Landlord after the date of this Lease shall provide that Tenant's right to occupy the Premises pursuant to this Lease shall remain in effect for the full term so long as Tenant is not in default hereunder. Tenant hereby acknowledges that Skipper Realty Corporation, a Delaware corporation ("Skipper"), owns a direct, general partner's interest in Landlord and that Skipper or an affiliate of Skipper may from time to time own an interest, whether direct or indirect, in Landlord and/or in Phase I and may from time to time be the holder of a mortgage loan secured by Phase I, the Building and/or the Premises. Notwithstanding any other provision of this Paragraph "24.A" to the contrary and notwithstanding the execution and delivery of this Lease, or any amendment thereto, by Skipper or Skipper's affiliate, as owner of an interest in Landlord or in the Building, Phase I or the Premises, Tenant agrees that this Lease is subordinated hereby to any lien securing such mortgage loan subject to any subordination, nondisturbance and attornment agreement entered into between the holder thereof and Tenant.

          B. Attornment

             Notwithstanding the provisions of "A. Subordination" next above, Tenant agrees (1) to attorn to any mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises and to any party acquiring title to the Premises by judicial foreclosure, trustee's sale, or deed in lieu of foreclosure, and to any ground or master lessor, as the successor to Landlord hereunder, (2) to execute any attornment agreement reasonably requested by a mortgagee, beneficiary, ground or master lessor, or party so acquiring title to the Premises, and (3) that this Lease, subject to the rights under any outstanding non-disturbance agreement, shall remain in force notwithstanding any such judicial foreclosure, trustee's sale, deed in lieu of foreclosure, or merger of titles. Notwithstanding the foregoing, neither a mortgagee of a mortgage or beneficiary of a deed of trust encumbering the Premises, any party acquiring title to the Premises by judicial foreclosure, trustee sale, or deed in lieu of foreclosure, or any ground lessor or master lessor, as the successor to Landlord hereunder, shall be liable or responsible for any breach of a covenant contained in this Lease that occurred before such party acquired its interest in the Premises and no such party shall be liable or responsible for any security deposits held by Landlord hereunder which have not been transferred or actually received by such party, and such party shall not be bound by any payment of rent or additional rent for more than three (3) months in advance.

25.       TRANSFER OF LANDLORD'S INTEREST/ESTOPPEL CERTIFICATE/FINANCIAL
          STATEMENTS

          A. Estoppel Certificate SEE ADDENDUM

             Tenant, at any time and from time to time upon not less than ten
(10) days prior written notice from Landlord, agrees to execute and deliver to Landlord a statement (a) certifying that this Lease is unmodified and in full force and effect, or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if they are claimed evidencing the status of this Lease. Tenant's failure to deliver an estoppel certificate within such time shall be conclusive upon Tenant that (a) this Lease is in full force and effect without modification except as may be represented by Landlord, (b) to Tenant's knowledge there are no uncured defaults in Landlord's performance, and (c) no rent has been paid in advance except as set forth in this Lease.

          B. Furnishing of Financial Statements

             Landlord has reviewed financial statements if so requested of Tenant and has relied upon the truth and accuracy thereof with Tenant's knowledge and representations of the truth and accuracy of such statements and that said statements accurately and fairly depict the financial condition of Tenant as of the date of this Lease. Said financial statements are an inducing factor and consideration for the entering into of this Lease by Landlord with this particular Tenant. Tenant shall not more frequently then once in any twelve month period upon not less than ten (10) days prior written notice from Landlord, furnish Landlord with current annual audited financial statements, which accurately reflect Tenant's financial condition at the time of the statements.

          C. Liability of Transferee

             In the event Landlord (or any mortgagee of a mortgage, beneficiary of a deed of trust or ground or master lessor, who succeeds to Landlord's interest in the Premises) shall sell or otherwise convey its title to the Premises, after the effective date of such sale or conveyance Landlord shall have no further liability under this Lease to Tenant except as to matters of liability which have accrued and are unsatisfied as of the date of sale or conveyance, and Tenant shall seek performance solely from Landlord's (or such other parties') purchaser or successor in title.

26.       BROKER

          Tenant warrants and represents to Landlord and Landlord represents and warrants to Tenant that it has not dealt with any real estate broker or agent in connection with this Lease or its negotiation except the Broker identified in Item "16." of the Basic Lease Provisions. Tenant shall indemnify and hold Landlord harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Tenant. Landlord shall indemnify and hold Tenant harmless from any cost, expense or liability (including costs of suit and reasonable attorneys' fees) for any compensation, commission or fees claimed by any other real estate broker or agent in connection with this Lease or its negotiation by reason of any act of Landlord.

27.       RELEASE OF PARTNERS OF LANDLORD

          Tenant agrees that in the event Tenant shall have any claim against Landlord under this Lease arising out of the subject matter of this Lease, Tenant's sole recourse shall be against the assets of Landlord and Tenant further hereby waives any and all right to assert any claim against or obtain any damages from, for any reason whatsoever, the directors, officers and partners of Landlord. This release, notwithstanding Section 1542 of the California Civil Code which provides that: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor", releases such partners of Landlord from all injuries, damages, or losses to Tenant's property, real and personal, whether known, unknown, foreseen, unforeseen, patent or latent, which Tenant may have against the partners of Landlord arising out of the subject matter of this Lease. Tenant understands and acknowledges the significance and consequence of such specific waiver of Section 1542.

28.       NOTICES

          Any notice, demand, approval, consent, bill, statement or other communication required or desired to be given under this Lease in writing shall be directed to Landlord at Landlord's Address for Notice or to Tenant at Tenant's Address for Notice, as set forth in Items "18." and "19.," respectively, of the Basic Lease Provisions or to such other address as the parties may request by notice given pursuant to this section and shall be personally served or given by mail, and if mailed, shall be deemed to have been received when two (2) business days have elapsed from the date of the deposit into the United States Mail, certified and postage prepaid. If more than one Tenant is named under this Lease, service of any notice upon any one of said Tenants shall be deemed as service upon all of such Tenants.

29.       QUIET ENJOYMENT

          Upon payment by Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by, through or under Landlord, subject, nevertheless, to the terms and conditions of this Lease, and any mortgage and/or deed of trust to which this Lease is subordinate.

31.   WAIVER OF JURY TRIAL

      LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING, OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

32.   LENDER'S APPROVAL

      The execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord until such time as Landlord has obtained the approval hereof from Landlord's lender. If Landlord's lender fails to notify Landlord of its disapproval within ten (10) business days following the date Landlord submits the executed Lease to its lender, this condition shall be deemed satisfied and this Lease shall be effective upon execution by Landlord and delivery to Tenant of a fully executed counterpart.

33.   NO PROFIT PARTICIPATIONS

      If Tenant enters into an Assignment or a Sublease pursuant to the terms of Paragraph 7 of this Lease, Tenant agrees (a) that such Assignment or Sublease (as the case may be) shall not provide for any rental or other payment to Tenant or to Landlord based in whole or in part on the income or profits derived by such assignee or sublessee (as the case may be) from the premises demised under such Assignment or Sublease (other than a rental or other payment based upon a fixed percentage of such assignee's or sublessee's receipts or sales), and (b) that, notwithstanding any consent to such Assignment or Sublease granted by Landlord, any Assignment or Sublease containing such rental or other payment based upon profits or income shall be null and void and of no effect as a conveyance of a portion of the Premises.

34.   ERISA

      Tenant hereby represents and warrants that Tenant is not and shall not be during the Term of this Lease with respect to the General Electric Pension Trust or the General Electric Master Retirement Trust: (a) a non-exempt "party-in-interest" under the Employment Retirement Income Security Act or (b) a non-exempt "disqualified person" under Section 4975(e) of the Internal Revenue Code or any regulation promulgated thereunder.

35.   GENERAL

      A.  Paragraph Headings

          The paragraph headings used in this Lease are for the purposes of convenience only. They shall not be construed to limit or to extend the meaning of any part of this Lease.

      B.  Incorporation of Prior Agreements; Amendments

          This Lease contains all agreements of Landlord and Tenant with respect to any matter mentioned, or dealt with, herein. No prior agreement or understanding pertaining to any such matter shall be binding upon Landlord. Any amendments to or modifications of this Lease shall be in writing, signed by the parties hereto, and neither Landlord nor Tenant shall be liable for any oral or implied agreements.

      C.  Waiver

          Waiver by Landlord or Tenant of any breach of any term, covenant, or condition contained in this Lease shall not be deemed to be a waiver of such term, covenant, or condition or of any subsequent breach of the same or of any other term, covenant, or condition contained in this Lease. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to, or approval of, any subsequent act by Tenant. The acceptance of rent or other sums payable hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than failure of Tenant to pay the particular rent or other sum so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent, or sum equivalent to rent.

      D.  Short Form

          Tenant agrees, at the request of Landlord, to execute, deliver, and acknowledge a short form of this Lease satisfactory to counsel for Landlord, and Landlord may in its sole discretion, record such short form in the county where the Premises are located. Tenant shall not record this Lease, or a short form of this Lease, without Landlord's prior written consent, and such recordation shall, at the option of Landlord, constitute a Default of Tenant hereunder.

      E.  Time of Essence

          Time is of the essence in the performance of each provision of this Lease.

      F.  Examination of Lease

          Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

      G.  Severability

          If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

      H.  Surrender of Lease Not Merger

          Neither the voluntary or other surrender of the Lease by Tenant nor the mutual cancellation thereof shall cause a merger of the titles of Landlord and Tenant, but such surrender or cancellation shall, at the option of Landlord, either terminate all or any existing subleases or operate as an assignment to Landlord of any such subleases.

      I.  Corporate Authority

          If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants (1) that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with a duly adopted resolution of the Board of Directors of Tenant in accordance with the By-laws of Tenant and (2) that this Lease is binding upon and enforceable by Landlord against Tenant in accordance with its terms. If Tenant is a corporation, Tenant shall, within thirty (30) days after execution of this Lease, deliver to Landlord a certified copy of a resolution of its Board of Directors authorizing or ratifying the execution of this Lease.

      J.  Partnership Authority

          If Tenant is a partnership, each individual executing this Lease on behalf of Tenant represents and warrants (1) that he is duly authorized to execute and deliver this Lease on behalf of Tenant in accordance with the terms of Tenant's partnership agreement, or has received such authorization pursuant to the terms of such partnership agreement, and (2) that this Lease is binding upon and enforceable by Landlord against Tenant in accordance with its terms.

36.   EXECUTION

      This Lease is executed in several duplicate counterparts, each of which shall be deemed an original of this Lease for all purposes.

SEE ADDENDUM TO LEASE

"TENANT"                            "LANDLORD"

INFORMATION MANAGEMENT              LAKESHORE TOWERS LIMITED PARTNERSHIP
ASSOCIATES, INC., a                 PHASE I, a California limited
Connecticut corporation             partnership

By: /s/ Gary R. Martino             By:  BIRTCHER LAKESHORE, LTD., a
   ------------------------              California limited
                                         partnership,
Its: CFO                                 General Partner
     ----------------------

By: /s/ Albert R. Subbloie               By:  BIRTCHER LAKESHORE
   ------------------------                   CORPORATION, a California
                                              corporation,
Its: PRESIDENT                                General Partner
    ------------------------

                                              By: [SIGNATURE APPEARS HERE]
                                                 -----------------------------

                                              Its:
                                                  ----------------------------

                                              By: [SIGNATURE APPEARS HERE]
                                                 -----------------------------

                                              Its:
                                                  ----------------------------

                                         By:  SKIPPER REALTY CORPORATION, a
                                              Delaware corporation, General
                                              Partner

                                              By: [SIGNATURE APPEARS HERE]
                                                 -----------------------------

                                              Its: V. P.
                                                  ----------------------------

                                              By:
                                                  ----------------------------

                                              Its:
                                                  ----------------------------